                                                               Exhibit 99.(a)(2)

                             LETTER OF TRANSMITTAL

                       TO TENDER SHARES OF COMMON STOCK,
           5 5/8% CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES D,

                                      AND

              6% CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES E

                                      OF

                             MAGMA COPPER COMPANY

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED DECEMBER 5, 1995

                                      BY

                                 BHP SUB INC.
                      AN INDIRECT WHOLLY OWNED SUBSIDIARY

                                      OF

                  THE BROKEN HILL PROPRIETARY COMPANY LIMITED

--------------------------------------------------------------------------------
 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON THURSDAY, JANUARY 4, 1996, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------


                       The Depositary for the Offer is:

                                CITIBANK, N.A.

        By Mail:             By Overnight Courier:            By Hand:

     Citibank, N.A.             Citibank, N.A.             Citibank, N.A.
    c/o Citicorp Data          c/o Citicorp Data       Corporate Trust Window
   Distribution, Inc.         Distribution, Inc.        111 Wall Street, 5th
      P.O. Box 7072             404 Sette Drive                 Floor
   Paramus, New Jersey     Paramus, New Jersey 07652     New York, New York
          07653


                                 By Facsimile:

                       (For Eligible Institutions Only)
                                (201) 262-3240

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used by stockholders of Magma Copper Company either if certificates for tendered Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to an account maintained by Citibank, N.A., (the "Depositary"), at The Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC"), the Pacific Securities Depository Trust

Company ("PSDTC") or the Philadelphia Depository Trust Company ("PDTC," and together with DTC, MSTC and PSDTC, collectively, the "Book-Entry Transfer Facilities," and individually, a "Book-Entry Transfer Facility") pursuant to the procedure set forth in Section 3 of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders." If a stockholder wishes to tender Shares pursuant to the Offer (as defined below) and such stockholder's certificates for Shares are not immediately available or time will not permit certificates and all required documents to reach the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or the procedure for book-entry transfer cannot be completed on a timely basis, such Shares may nevertheless be tendered by complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution: ____________________________________________

    Check Box of Book-Entry Transfer Facility:

    (CHECK ONE)

    [_] DTC
    [_] MSTC
    [_] PSDTC
    [_] PDTC

    Account Number: _____________________   Transaction Code Number: __________

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE INCLUDE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY)

    Name(s) of Registered Holder(s): __________________________________________

    Window Ticket Number (if any): ____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: _______________________

    Name of Institution which Guaranteed Delivery: ____________________________

    If Delivered by Book-Entry Transfer, Check Box of Book-Entry Transfer Facility and Provide the Account Number and Transaction Code Number:

    (CHECK ONE)

    [_] DTC
    [_] MSTC
    [_] PSDTC
    [_] PDTC

    Account Number: _____________________   Transaction Code Number: __________

--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------
                                 NAME(S) AND ADDRESS(ES)
                                 OF REGISTERED HOLDER(S)
                                (PLEASE FILL IN, IF BLANK,
                               EXACTLY AS NAME(S) APPEAR(S)
                                  ON THE CERTIFICATE(S))
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
    SHARE CERTIFICATE(S) AND SHARE(S) TENDERED (ATTACH ADDITIONAL LIST IF
                                  NECESSARY)
--------------------------------------------------------------------------------
                       CLASS AND SERIES       TOTAL NUMBER
                          OF SHARES            OF SHARES              NUMBER OF
   CERTIFICATE          REPRESENTED BY       REPRESENTED BY            SHARES
    NUMBER(S)*          CERTIFICATE(S)       CERTIFICATE(S)*          TENDERED**
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  TOTAL COMMON SHARES..............................
--------------------------------------------------------------------------------
                  TOTAL SERIES D PREFERRED SHARES..................
--------------------------------------------------------------------------------
                  TOTAL SERIES E PREFERRED SHARES..................
--------------------------------------------------------------------------------
  * Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
--------------------------------------------------------------------------------

  The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificate(s) representing Shares tendered hereby. The class and series of Shares tendered, the certificates and the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to BHP Sub Inc., a Delaware corporation ("Purchaser") and an indirect wholly owned subsidiary of The Broken Hill Proprietary Company Limited, a Victoria, Australia corporation ("BHP"), the above-described outstanding shares of Magma Copper Company, a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase (i) all outstanding shares of Common Stock, par value $0.01 per share (the "Common Shares"), at a price of $28.00 per share net to the seller in cash, (ii) all outstanding shares of 5 5/8% Cumulative Convertible Preferred Stock, Series D, par value $0.01, per share (the "Series D Preferred Shares"), at a price of $96.544 per share net to the seller in cash and (iii) all outstanding shares of 6% Cumulative Convertible Preferred Stock, Series E, par value $0.01 per share, at a price of $100.646 per share net to the seller in cash (the "Series E Preferred Shares," and together with the Series D Preferred Shares, the "Preferred Shares"), all upon the terms and subject to the conditions of the Offer to Purchase dated December 5, 1995 (the "Offer to Purchase"), and this Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged. The Common Shares, the Series D Preferred Shares and the Series E Preferred Shares collectively are referred to herein as the "Shares," and the consideration to be paid by Purchaser pursuant to the Offer to a stockholder tendering the above-referenced Shares is hereinafter referred to as the "Purchase Price." The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more direct or indirect subsidiaries of BHP, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

  Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), and subject to, and effective upon, acceptance for payment of the Shares tendered herewith by Purchaser, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends (other than regular quarterly dividends payable on the Preferred Shares prior to their purchase by Purchaser), distributions (including, without limitation, distributions of additional Shares) and rights declared, issued, paid or distributed in respect of any such Shares on or after December 5, 1995 and payable or distributable to the undersigned on a date prior to the transfer to the name of Purchaser (or nominee or transferee of Purchaser) on the Company's stock transfer records of the Shares tendered herewith (collectively, "Distributions") and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver certificates for such Shares and all Distributions or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price, (ii) present such Shares and all Distributions for transfer on the Company's books and
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

  The undersigned hereby irrevocably appoints the designees of Purchaser, and each of them, as the undersigned's attorneys-in-fact and proxies, each with full power of substitution, in the manner set forth herein, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted by Purchaser and all Distributions. All such powers of attorney and proxies are irrevocable and coupled with an interest in the Shares tendered herewith and are granted in consideration of, and effective upon, Purchaser's oral or written notice to the Depositary of its acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares (and all Distributions) will, without further action, be revoked and no subsequent powers of attorney and proxies may be given or written consent executed by the undersigned and if given or executed will not be deemed effective. The designees of Purchaser will be empowered, among other things, to exercise all voting and other rights with respect to such Shares (and all Distributions) of the undersigned for which such appointment is effective as they, in their sole discretion, may deem proper at any annual or special meeting of the stockholders of the Company, or any adjournment or postponement thereof, or by written consent in lieu of any such meeting, or otherwise. The undersigned acknowledges and understands that in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting rights and other rights of a record and beneficial holder with respect to such Shares (and all Distributions), including, without limitation, voting at any meeting of stockholders then or thereafter scheduled or acting by written consent (whether annual or special or whether or not adjourned).

  The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and all Distributions) and (ii) when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, claims and encumbrances, and none of such Shares and Distributions will be subject to any adverse claim. The undersigned shall, upon request, execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall, subject to applicable law, be entitled to all rights and privileges as owner of such Distributions and may withhold the entire Purchase Price, or deduct from the Purchase Price, the amount or value of such Distributions as determined by Purchaser in its sole discretion.

  All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive, and remain unaffected by, the death, dissolution, insolvency, bankruptcy or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, receivers, trustees in bankruptcy and legal and personal representatives of the undersigned. Except as stated in Section 4 of the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that the valid tender of Shares and acceptance for payment of such Shares pursuant to any of the procedures described in
Section 2 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Purchase Price for all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price for all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." If either or both of the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price for all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment in the name(s) of, and deliver said check and/or return such certificates (and accompanying documents, as appropriate) to, the person(s) and/or address(es) so indicated. Unless otherwise indicated under "Special Payment Instructions," in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Facility indicated above with any Shares not purchased. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.


-------------------------------------   -------------------------------------
    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)          (SEE INSTRUCTIONS 1, 5, 6 AND 7)

   To be completed ONLY if                    To be completed ONLY if
 certificates for Shares not                certificates for Shares not
 tendered or not accepted for               tendered or not accepted for
 payment and/or the check for the           payment and/or the check for the
 Purchase Price of Shares                   Purchase Price of Shares
 accepted for payment are to be             accepted for payment are to be
 issued in the name of someone              sent to someone other than the
 other than the undersigned, or             undersigned or to the
 if Shares tendered hereby and              undersigned at an address other
 delivered by book-entry transfer           than that provided above under
 that are not accepted for                  "Description of Shares
 payment are to be returned by              Tendered."
 credit to an account maintained
 at a Book-Entry Transfer
 Facility other than the account
 indicated above.

 Issue [_] Check   [_] Certificate(s)       Mail [_] Check   [_] Certificate(s)
 to:                                        to:


 Name: ___________________________          Name: ___________________________
           (PLEASE PRINT)                               (PLEASE PRINT)


 Address: ________________________          Address: ________________________


 _________________________________          _________________________________


 _________________________________          _________________________________
                (INCLUDE ZIP CODE)                         (INCLUDE ZIP CODE)

 _________________________________
   (TAX IDENTIFICATION OR SOCIAL
           SECURITY NO.)
    (SEE SUBSTITUTE FORM W-9 ON
           REVERSE SIDE)

 [_] Credit unpurchased Shares
 delivered by book-entry transfer
 to the Book-Entry Transfer
 Facility account set forth
 below:
 (Check appropriate box)

 [_] DTC
 [_] MSTC
 [_] PSDTC
 [_] PDTC

 Account Number: _________________

-------------------------------------   -------------------------------------

--------------------------------------------------------------------------------
                                   IMPORTANT
                             STOCKHOLDER SIGN HERE
              (Also Complete Substitute Form W-9 on Reverse Side)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Signature(s) of Stockholder(s)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, officer(s) of a corporation or other(s) acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


Date: __________________________________________________________________________

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (Full Title): _________________________________________________________
                              (See Instruction 5)

Address: _______________________________________________________________________


________________________________________________________________________________
                                                              (Include Zip Code)

Area Codes and Tel. Nos.: ______________________________________________________
                                        (Home)

________________________________________________________________________________
                                   (Business)

Tax Identification or Social Security No.: _____________________________________
                   (See Substitute Form W-9 on Reverse Side)


                           GUARANTEE OF SIGNATURE(S)
                    (If Required--See Instructions 1 and 5)
                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s): _______________________________________________________

Name: __________________________________________________________________________
                                 (Please Print)

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Tel. No.: ________________________________________________________

Date: __________________________________________________________________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined below), unless the Shares tendered hereby are tendered (i) by a registered holder (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares who has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" or (ii) for the account of an Eligible Institution. For purposes of this Letter of Transmittal, "Eligible Institution" means a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used either if certificates for tendered Shares are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if tender of Shares is to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 the Offer to Purchase. Certificates for all physically delivered Shares, or timely confirmation of any book-entry transfer (a "Book-Entry Confirmation") into the Depositary's account at a Book-Entry Transfer Facility of Shares delivered by book-entry transfer, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with all required signature guarantees and all other documents required by this Letter of Transmittal, must be received by the Depositary at one of its respective addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or the tendering stockholder must comply with the guaranteed delivery procedures set forth below. If certificates are forwarded to the Depositary in multiple deliveries, a Letter of Transmittal (or a manually signed facsimile hereof) properly completed and duly executed with all required signature guarantees must accompany each such delivery.

  Stockholders whose certificates for Shares are not immediately available or who lack sufficient time to permit certificates and all required documents to reach the Depositary on or prior to the Expiration Date or for whom the procedure for book-entry transfer cannot be completed on a timely basis may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure,
(i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary, either by hand delivery, or transmitted by telegram, mail or facsimile transmission, on or prior to the Expiration Date and (iii) the certificates for all physically tendered Shares in proper form for transfer (and/or Book-Entry Confirmation for all tendered Shares), together with this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed with all required signature guarantees or, in the case of a book-entry transfer, an Agent's Message, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

  THE METHOD OF DELIVERY OF CERTIFICATES FOR SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein is inadequate, class(es) and series of Shares, the certificate numbers and/or the number of Shares evidenced by such certificates and the number of Shares tendered should be listed on a separate schedule which should be signed and attached hereto.

  4. Partial Tender (Applicable to Certificate Stockholders only). If fewer than all the Shares of any class or series evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the untendered Shares that were evidenced by the old certificate(s) will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date.

  If the Merger (as defined in the Offer to Purchase) is to be consummated promptly after the Expiration Date pursuant to the short form merger provisions of applicable Delaware law (see Section 12 of the Offer to Purchase "--Short Form Merger"), certificates representing Shares cancelled in the Merger will not be returned. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signature on Letter of Transmittal, Certificates, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any other change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares are registered in names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority to so act must be submitted.

  When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made or certificate(s) for Shares not tendered or not accepted for payment are to be issued to person(s) other than the registered holder(s). In such case, the certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), and all such stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Except as otherwise specified herein, the Purchaser will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price of any Shares is to be made to, or if certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name(s) of, any person(s) other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, in each case in the circumstances permitted hereby the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person(s) or otherwise) payable on account of the transfer to such other person(s) will be deducted from the Purchase Price of such Shares unless evidence satisfactory to the Purchaser of the payment of such taxes or exemption therefrom is submitted.

  7. Special Payment and Delivery Instructions. If certificate(s) for Shares not tendered or not accepted for payment and/or the check for the Purchase Price of Shares accepted for payment are to be issued or returned in the name(s) of person(s) other than the signatory of this Letter of Transmittal or if such certificate(s) and/or such check are to be sent to person(s) other than the signatory of this Letter of Transmittal or to an address other than that shown above, the appropriate box(es) on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Facility as such stockholder may designate in the box entitled "Special Payment Instructions" herein. Certificates representing Shares to be cancelled in the Merger will not be returned. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

  8. Waiver of Conditions. Purchaser reserves the absolute right in its sole discretion to waive any of the specific conditions of the Offer (other than the Minimum Condition (as defined in the Offer), which may only be waived with the consent of the Board of Directors of the Company), in whole or in part, at any time and from time to time in the case of any Shares tendered.

  9. Federal Income Tax Withholding. Under Federal income tax backup withholding rules, unless an exemption applies, the Depositary will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to a tendering stockholder or other payee pursuant to the Offer unless the tendering stockholder or other payee provides the Depositary with his correct taxpayer identification number ("TIN") (employer identification number or social security number) on Substitute Form W-9, provided below. See "Important Tax Information" below.

  10. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  11. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Requests for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be made to the Information Agent. You may also contact your local broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ALL REQUIRED SIGNATURE GUARANTEES AND CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY PROPERLY COMPLETED AND DULY EXECUTED MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under Federal income tax backup withholding rules, unless an exemption applies, the Depositary will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to a tendering stockholder or other payee pursuant to the Offer unless the tendering stockholder or other payee provides the Depositary with his correct TIN on Substitute Form W-9, provided below. If the Depositary is not provided with the correct taxpayer identification number, the tendering stockholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service.

  The TIN that must be provided is that of the registered holder(s) of the Shares or of the last transferee appearing on the transfers attached to or endorsed on the Shares (or, if the check is made payable to another person(s) as provided in Instruction 7, then of such person(s)). The TIN for an individual is his social security number. For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If the tendering stockholder or other payee has not been issued a TIN, but has applied for a TIN, or intends to apply for one in the near future, such holder should check the box provided in Part IV of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If the box in
Part IV is checked the Depositary shall retain 31% of payments to be made to the tendering stockholder or other payee during the sixty (60) day period following the date of the Substitute Form W-9. If the tendering stockholder or other payee furnishes the Depositary with his TIN within sixty (60) days of the date of the Substitute Form W-9, the Depositary shall remit such amounts retained during such period to such stockholder or other payee. If, however, the tendering stockholder or other payee has not provided the Depositary with his TIN within the sixty (60) day period, the Depositary shall remit such previously retained amounts to the Internal Revenue Service as backup withholding.

  Certain stockholders (including, among others, domestic and foreign corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. Exempt recipients should indicate their exempt status on Substitute Form W-9. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, Internal Revenue Service Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the tendering stockholder or other payee pursuant to the Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to a tendering stockholder or other payee with respect to Shares purchased pursuant to the Offer, the tendering stockholder or other payee should complete and sign the Substitute Form W-9 provided below and either: (a) provide the correct TIN and certify, under penalties of perjury, that (i) such tendering stockholder or other payee has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such tendering stockholder or other payee that he is no longer subject to backup withholding; or (b) provide an adequate basis for exemption.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The TIN that must be provided is that of the registered holder(s) of the Shares or of the last transferee appearing on the transfers attached to or endorsed on the Shares (or, if the check is made payable to another person(s) as provided in Instruction 7, then of such person(s)). The TIN for an individual is his social security number. For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

                          PAYER'S NAME: CITIBANK, N.A.
--------------------------------------------------------------------------------
                        PART I: TAXPAYER
                        IDENTIFICATION NUMBER (TIN)   ----------------------
                        Enter your TIN in the            Social Security
SUBSTITUTE              appropriate box. For                  Number
FORM W-9                individuals, this is your
                        social security number (SSN).           OR
                        For other entities, it is
                        your employer identification  ----------------------
                        number (EIN). If you do not          Employer
                        have a number, see the        Identification Number
                        attached instructions.

                        --------------------------------------------------------
                        PART II: FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
REQUEST FOR TAXPAYER    (SEE INSTRUCTIONS)_____________________________________
IDENTIFICATION NUMBER
AND CERTIFICATION       PART III: CERTIFICATION

                        Under penalties of
                        perjury, I certify that:

                        l. The number shown on this form is my correct
                           taxpayer identification number (or I am waiting for a number to be issued to me), and

                        2. I am not subject to backup withholding because:
                           (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                        -------------------------------------------------------
                        CERTIFICATE INSTRUCTIONS--You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because
                        of underreporting interest or dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement
                        account (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.
                                                     -------------------------
                                                     PART IV: AWAITING TIN [_]
                                                     -------------------------

                        SIGN HERE
                        SIGNATURE: _______________________DATE: ______________

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART IV
                          OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

--------------------------------------------------------------------------------
   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I check the box in Part IV above and then provide a taxpayer identification number within 60 days.

 Signature _______________________________   Date ______________
--------------------------------------------------------------------------------

QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE INFORMATION AGENT OR THE DEALER MANAGER. REQUESTS FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE, THE LETTER OF TRANSMITTAL, THE NOTICE OF GUARANTEED DELIVERY AND OTHER TENDER OFFER MATERIALS MAY BE DIRECTED TO THE INFORMATION AGENT.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
             United States                             Europe
            77 Water Street               Royex House, Aldermanbury Square
       New York, New York 10005               London, England EC2V 7HR
    Call Toll Free: (800) 628-8538         Call Collect: (44) 171-600-5005

                      Outside the United States & Europe
                         Call Collect: (212) 269-5550

                     The Dealer Manager for the Offer is:

                          CS FIRST BOSTON CORPORATION
                               PARK AVENUE PLAZA
                              55 EAST 52ND STREET
                           NEW YORK, NEW YORK 10055
                         CALL TOLL FREE (800) 665-4379

December 5, 1995